Meeting the demands of an on demand world.
On-Demand Networks…
Putting the Consumer In Control
Ensuring Profitable Transition
to the IP Era
Fifth Annual D.A.Davidson & Co.
Technology Conference
February 22-23, 2007
Exhibit 99.1

Meeting the demands of an on demand world.
Safe Harbor
Some of the information presented in this announcement constitutes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements represent the Company's judgment regarding future events, and are based on currently available information. Although the
Company believes it has a reasonable basis for these forward-looking statements, the
Company cannot guarantee their accuracy and actual results may differ materially from those the Company anticipated due to a number of known and unknown uncertainties.
Factors which could cause actual results to differ from expectations include, among others, capital spending patterns of the communications industry, changes in regard to significant customers, the demand for network integrity, the trend toward more fiber in the network, the Company's ability to develop new and enhanced products, the Company's ability to provide complete network solutions, continued industry consolidation, the development of competing technology, the global demand for the Company's products and services, the Company’s ability to implement its restructuring and cost reduction measures, and the Company's ability to complete and integrate acquisitions and achieve its strategic objectives. For additional information concerning these and other important factors that may cause the Company's actual results to differ materially from expectations and underlying assumptions, please refer to the reports filed by the Company with the
Securities and Exchange Commission.

C-COR

C-COR
Corporate Headquarters
60 Decibel Road
State College
Pennsylvania 16801

2/21/2007

Meeting the demands of an on demand world.
Introduction to C-COR
•
Founded in 1953
•
Approximately 1,700 employees
•
Traded on Nasdaq (1981) – CCBL
•
Home page at www.c-cor.com
•
Global HQ: State College, PA
•
Operational Installed product base –
over $3.5 Billion
•
We have deployed over 325 software
systems

Meeting the demands of an on demand world.
The Story of C-COR
The Founders Era – Pioneering Communications
• Early leaders – John McLucas, Jim Palmer
• Community Engineering was first name, then C-COR
• Product innovations – first cable powering systems,
use of integrated circuits, heat fins
The Expansion Era – Exploring Communications
• Industry moves from rural to the cities
• Bandwidth expanded for new video services
• First with expanded warranty on amps
• Broadband LAN amps for Fortune 500 companies
• C-COR IPO, Nasdaq listing
Influence, Innovation, Integrity
The Digital Era – Advancing Communications
• New leadership – Dick Perry
• Shipped first fiber optic products
• Further bandwidth expansion – 1 GHz
• Global expansion – European products
The Era of Integrity – Integrated Communications
• Current leadership – Dave Woodle
• New vision, new strategic plan
• “Meeting the demands of an on demand world”
– High integrity solutions for IP services of voice,
video, and data
1953  - 1960  - 1965  - 1970  - 1975  - 1980  - 1985  - 1990  - 1995  - 2000  - 2007

2/21/2007

Meeting the demands of an on demand world.
C-COR Vision
Leading network operators through the
transition to the on-demand IP era, C-COR
leverages a dedicated global workforce
that delivers complete, interoperable
solutions for lowering risk, increasing
profit and confidently managing change.

Meeting the demands of an on demand world.
Established Global Footprint
ASIA
C-COR OFFICES
C-COR PARTNERS
ISRAEL
QATAR
ARGENTINA
BRAZIL
CHILE
TORONTO CANADA
MEXICO
BEAVERTON
OREGON
DENVER
COLORADO
STATE COLLEGE PA
(CORP HQ)
NASHVILLE
TENNESSEE
CARIBBEAN/
CENTRAL AMERICA
CZECH
REPUBLIC
SWITZERLAND
MADRID
SPAIN
LOUVIERS
FRANCE
MAINZ
GERMANY
SWEDEN
NORWAY
BULGARIA
SLOVENIA
SERBIA
ROMANIA
ITALY
FINLAND
LUXEMBURG
POLAND
TIJUANA
MEXICO
WALLINGFORD CT
LONDON
UK
LISBON
PORTUGAL
ALMERE
NETHERLANDS
BELGIUM
HUNGARY
U.A.E.
KLAGENFURT
AUSTRIA
NEW DEHLI
INDIA
INDONESIA
MALAYSIA
VIETNAM
SINGAPORE
PHILIPPINES
CHINA
TAIWAN
HONG
KONG
MOSCOW
RUSSIA
LITHUANIA
RUSSIA
SLOVAKIA
REPUBLIC
NEW ZEALAND
MELBOURNE
AUSTRALIA
TOKYO
JAPAN
SHANGHAI
CHINA
SEOUL
KOREA
EUROPE
NORTH
AMERICA
SOUTH
AMERICA
ASIA
AUSTRALIA
MIDDLE
EAST
• Principal Locations: 16
• Partner Locations: 39

Meeting the demands of an on demand world.
Corporate Facilities
State College, PA
133,000 sq. ft.
Almere, The Netherlands
5,100 sq. ft.
Tijuana, Mexico
89,400 sq. ft.
Wallingford, CT
83,000 sq. ft.
Denver, CO
12,000 sq. ft.
Beaverton, OR
63,000 sq. ft.

C-COR

Comcast		✓	✓	✓	✓
Time Warner Cable		✓	✓	✓	✓
Cablevision				✓	
Cox		✓		✓	✓
Charter		✓	✓	✓	✓
Mediacom		✓	✓	✓	✓
ONO		✓		✓	✓
Telefonica		✓			
ntl:				✓	
bright house		✓	✓	✓	✓
Liberty Global		✓	✓	✓	
Telstra		✓		✓	✓
SIEMENS		✓			
Alcatel-Lucent		✓	✓

Meeting the demands of an on demand world.
N/A
N/A
1.1
13.0
2.3
5.0
7.6
1.9
1.4
5.9
5.4
3.1
13.4
24.2
OSS
Deep Customer Relationships
On Demand
Access
Transport
Network
Services
Subscribers (MM) Select Customers
Industry leading customer base includes all major customers in the U.S. and internationally
Source: National Cable & Telecommunications Association.

C-COR

($ in MM)
FY03 ~ FY08 CAGR = 27%

(Installed Base in MM)
(Household Penetration)

(Subscriber Base in MM)
FY05 ~ FY10 CAGR = 55%

Meeting the demands of an on demand world.
0
10
20
30
2005 2006 2007 2008 2009 2010
$0
$100
$200
$300
2003 2004 2005 2006 2007 2008
•
Broadband subscribers will require
–
On Demand
–
Pay as you use
–
Integrated media
–
Flexibility, value
•
Networks (infrastructure) and services
(content) will be decoupled
•
Optics will continue to move closer to the
user in order to meet bandwidth demands
•
Back office automation will be required
•
Technology will be open, digital, IP based
Market Opportunity:
Future Broadband Multi-media Market
0
15
30
45
60
2004 2005 2006 2007 2008
0%
10%
20%
30%
40%
50%
U.S. HDTV Subscribers
Source:  Wall Street, Gartner, IDC research and Strategy
Analytics (2004).
Worldwide Digital TV Household Forecast
U.S. Cable VoIP Subscribers

(Customers in MM)

(Subscribers in MM)
(Household Penetration)

(Installed Base in MM)
(Household Penetration)

Meeting the demands of an on demand world.
0
15
30
45
60
2004 2005 2006 2007 2008
0%
10%
20%
30%
40%
50%
0
1
2
3
4
5
2004 2005 2006 2007 2008
0%
1%
2%
3%
4%
C-COR Is Positioned in a Dynamic and Growing Market
“Cable Operators Turn to IP for Next-Gen Services”
VNUNet.com, 8/8/2006
“Betting Big On A Triple Play; Providers of cable and
satellite TV branching out into other services”
Investor’s Business Daily, 8/7/2006
“Next-Gen Technologies Drive Growth in Consumer
Telecom Market”
PR Newswire, 8/7/2006
“Satellite Falls as Cable Takes Off”
WSJ, 8/5/2006
“Comcast, TWC Phone Uptake Reflects Grim Prospects
for VoIP Pure-Plays”
Pike & Fischer, 2/2/2007
“VOD getting better and better”
xOD Capsule from CED, 2/5/2007
U.S. Triple Play Customers
U.S. HDTV Subscribers
7.7
11.4
17.2
25.9
34.7
45.1
0
10
20
30
40
50
2005 2006 2007 2008 2009 2010
North American IPTV Subscribers
Source:  Wall Street, Gartner and IDC
research.
“Cable Industry May Need To Spend Heavily on
Broadband Upgrades”
WSJ, 8/17/2006
“Cable Operators to Spend $80 Billion Worldwide
through 2012 to Expand Network Bandwidth”
ABI research, 1/16/2007

Meeting the demands of an on demand world.
•
Converged IP networks are redefining how consumers work, communicate and enjoy entertainment
•
Consumers now have the ability to use any service at any time via a variety of networks
•
C-COR’s offerings are integral to this “new world”
The Consumer Is In Control
Video
Voice
Data
Converged IP Networks
Enabling “Any Service Any Time”
HSD
Home
Home
Travel
Travel
Office
Office
VOD/HDTV
Shopping
Gaming
Voice
Music
Advertising
Wireless Data

C-COR

Meeting the demands of an on demand world.

Enabling Market Transition to "Consumer in Control" Model

Leading the Profitable Transition to the IP Era . . .

- The Internet and converged IP networks have **forever altered** our customer's world and the consumer experience
- Service providers must deliver new, cost-effective services that improve people's ability to work, communicate and be entertained (high-speed data, voice over IP, on-demand video and more)
- C-COR's products are at the **heart of this transition**
- Generates growth across C-COR's entire business

Business Line	Focus	Benefit to Consumers
On Demand	VOD, Ad Insertion, Switched Digital	Access to applications and services anywhere
OSS	Service assurance, workforce management, policy management	
Access & Transport	Driving bandwidth demands, 1 GHz upgrade	
Network Services	Additional maintenance and field work	

12

Meeting the demands of an on demand world.
1 GHz Upgrade
Converged OSS
Switched Digital Video
Targeted Expansion Via New Business Lines and Key
Acquisitions
2002
RF Products
Optical Products
Tech Services
Service Mgmt S/W
Workforce Mgmt
Int’l Footprint
Business Services
GigE Transport
Policy Management
Capacity Management
IP Video Processing
Content on Demand
2004 2006
1 GHz Upgrade
Converged OSS
Switched Digital Video

Meeting the demands of an on demand world.
96%
3%
1%
Note:         represents Optics equipment.
19%
23%
53%
5%
FY98 FY98 FY04 FY04
Strategic Plan – Phase 1
• Diversify product base
• Diversify customer base
• Grow revenues in
reduced capital
environment
• Build market share and
installed base
Evolution of Revenue Mix Toward Solutions
Successful Implementation of Strategic Plans
FY06 FY06
Phase 1
Phase 2
Strategic Plan – Phase 2
• Lead industry shift to
unified video delivery
• Solutions focused: On
Demand and Converged
OSS
• Grow revenues by 10 –
20% per year
20%
27%
33%
15%
5%
On Demand Network Services OSS Access & Transport

Meeting the demands of an on demand world.
Complementary Product Lines
C-COR
Broadband Access
C-COR
OSS
C-COR
On Demand
• Fiber Optic Transmission
• RF Electronics
• Business Services
Managed Access
C-COR
Network Services
• Plant Services
• Outsourcing
• Network Design/Integration
• Policy Management
• Service Assurance
• Workforce Management
• On Demand
• Digital Ad Insertion
• Content Management

Meeting the demands of an on demand world.
C-COR’s Role in Cable Infrastructure
Satellite Rcv
Local Encode
VOD/Ad Server
OSS Systems
IP Infrastructure /
Fiber Ring
Full
GigE’s
Full
GigE’s
nABLE SRM/ERM
Control Plane Processing
SDV
Control
VOD/Ad control
Clients
- STB
Cable
Modems
HFC Access
Products
C-COR Products
CMTS
Optical Transport
RF Amplification
Edge QAM
Headend Access Customer Premise
Analog
Source
Digital
Source
Voice
Data
Video
Encoder /
Splicer

Meeting the demands of an on demand world.
Access and Transport for the On Demand World
•
Provide Simplicity, Connectivity, Interactivity and
Mobility to Operators seeking the next generation
converged IP platforms
for video, data, and voice
services
–
1 GHz access platform that extends the network
capacity and unifies legacy access platforms
–
One network for wired or wireless interface for
residential and business customers whether IP
applications are Video, Data, Voice
–
One IP transport platform that integrates
security, and resiliency features with high
capacity VOD, VOIP transport
•
All supported by common provisioning, monitoring
and management software from source to
subscriber

Metro Ethernet Services
Peer-to-Peer
HFC
HFC
MPS
VOD
VOD
PSTN
VoIP Gateway
Distributed
VOD Server
ISP
Router
Edge QAM
GigE
VOD
CMTS
Shared HFC
Centralized
VOD Server
VOD
Fast
Ethernet
GigE
HFC
HFC
Network-based
PersonalDigital
Video Recorder Storage
Network-based
PersonalDigital
Video Recorder Storage
Hot Video Cache
and Ad Insertion

18 Meeting the demands of an on demand world. Integrated IP Voice, Video and Data Services

Meeting the demands of an on demand world.
Global Installed Base: Network Infrastructure
> 50%
> 15% < 10%
< 10%
$3.5 Billion
NORTH
AMERICA
SOUTH
AMERICA
ASIA
AUSTRALIA
MIDDLE
EAST
EUROPE
< 10%
•
Transition from RF Products to higher value
Optics
•
Large $3.5Bn Installed Base
•
Migration to Digital IP
•
Network Upgrade to 1GHz

Meeting the demands of an on demand world.
Evolution of Bandwidth & Utilization
• Status monitoring
• Set-tops return
• DOCSIS return
• CBR telephony return
Analog Video Digital broadcast
• VOD, SVOD
• HDTV
• DOCSIS forward
• CBR telephony forward
20
40
50
550 750 860
MHz
2003
• VOD, SVOD
• DOCSIS
• SME
• CBR telephony
• VoIP
• Status monitoring
• Set-tops return
• DOCSIS return
• CBR telephony return
• VoIP & SME return
Analog Video
Digital broadcast HDTV
20
40
50
550 750 860
MHz
Today
• Status monitoring
• Set-tops return
• DOCSIS & VoIP return
• Commercial Svcs return
Analog Video Dig Broadcast (Std Def) HD Bdcast
20
40
50
550 750 860
MHz
1000
Dig Simulcast SDV VOD
DOCSIS 3.0
& VoIP
HD SDV
HD VOD
Going Forward with 1 GHz

Meeting the demands of an on demand world.
1 GHz Solutions
•
1GHz bandwidth – highest capacity
•
Variable Optical Output – reduces spares
inventory
•
Dual Input Ports – Broadcast & Narrowcast
•
Space saving compact design
•
Local and SNMP control
•
1GHz bandwidth – highest capacity
•
Drop-In Upgrade for 700/800/900 Series
Housings
•
Plug-in Diplex filters for future split upgrades
•
Supports monitoring through HMS protocols
•
1GHz bandwidth – highest capacity
•
Fully Segmentable
•
Modular – flexible and  scalable
•
Revenue-driven-investment platform base
•
Industry leading performance
•
1GHz bandwidth – highest capacity
•
Drop-In Upgrade for E700 / FM330 series
housings
•
Huge installed base of compatible housing
•
Plug-in Diplex filters for future split upgrades
•
Supports monitoring through HMS protocols
CHP Max5000 GFXV Series
Flex Max901 Trunk &
Bridger Amplifier
Opti Max4100 Segmentable Node
Flex Max331 Line Extender

Meeting the demands of an on demand world.
•
Deliver solutions that enhance customer revenues
and manage operating expenses
while providing
outstanding customer service
–
Enhance the top-line using VOD, Ad Insertion,
and Bandwidth On Demand
–
Improve the bottom line
by using Fulfillment,
Assurance, and Workforce
•
Simplify complex delivery and manage advanced
services with open architecture and interoperable
software solutions
•
Replace silos with comprehensive, scalable, and
reliable solutions that provide maximum visibility
into content, workforce, and infrastructure
Management Solutions for the On Demand World

C-COR

(Installed Base in MM)
(Household Penetration)

(Subscribers in MM)
(Household Penetration)

Meeting the demands of an on demand world.
Leading Provider of Unified Video Delivery Systems
(1)  Source: Wall Street research.
(2)  Source: Gartner research.
U.S. HDTV Subscribers
(1)
0
15
30
45
60
2004 2005 2006 2007 2008
0%
10%
20%
30%
40%
50%
North American IPTV Subscribers
(2)
0
1
2
3
4
5
2004 2005 2006 2007 2008
0%
1%
2%
3%
4%
• Ten years of experience in On-Demand
• Strong IPTV VoD play
• C-COR recently launched a next-
generation video server for On-Demand
applications, branded n5
• Session management offering which
manages other vendors’ video servers
• Multiple SDV trials with customers
• SDV enables operators to transparently
offer an extensive range of content with
lower bandwidth requirements
• Leadership position in linear and targeted
AD insertion
C-COR Historical Leadership

C-COR
Meeting the demands of an on demand world.

Combined On Demand and Ad Insertion Management for Video Delivery Networks

nABLE HQ/CPM
Ads,
Programs
nABLE On Demand
Manage
SkyVision Advertising
stem
Continued trend toward centralization and consolidation of video servers, for both VOD and DPI
AdVOD
Video Server Platform
DPI

24

C-COR Video Server
(nVS / n5)
Splicer
C-COR Advertising
Manager (SkyVision)
Set-top Box

25 Meeting the demands of an on demand world. Broadcast Programming with Local Ad Insertion (DPI) Control Interface Video Transport Interface Scheduled Programming Live Feed EdgeQAM

26 Meeting the demands of an on demand world. Video On Demand Control Interface Video Transport Interface EdgeQAM C-COR On Demand Global Session and Resource Manager (nABLE)

Meeting the demands of an on demand world.
VOD Advertising
Control Interface
Video Transport Interface
C-COR On Demand
Advertising Manager
(nABLE)
EdgeQAM
C-COR On Demand
Global Session and
Resource Manager
(nABLE)

System Operations
C-COR Video Server
(nVS / n5)
Set-top Box

Meeting the demands of an on demand world.
Network PVR
Control Interface
Video Transport Interface
Scheduled Programming
Live Feed
EdgeQAM
C-COR On Demand
Global Session and
Resource Manager
(nABLE)

Meeting the demands of an on demand world.
Network PVR with
Local Ad Insertion
Control Interface
Video Transport Interface
Scheduled Programming
Live Feed
C-COR On Demand
Advertising Manager
(nABLE)
EdgeQAM
C-COR On Demand
Global Session and
Resource Manager
(nABLE)

Meeting the demands of an on demand world.
Switched Digital Video
(Switched Multicast)
Control Interface
Video Transport Interface
Scheduled Programming
Live Feed
EdgeQAM
Set - top Box
C-COR On Demand
Global Session and
Resource Manager
(nABLE)

Meeting the demands of an on demand world.
Switched Digital Video
through the video server
(Switched Unicast)
Control Interface
Video Transport Interface
Scheduled Programming
Live Feed
EdgeQAM
C-COR On Demand
Global Session and
Resource Manager
(nABLE)

Meeting the demands of an on demand world.
Switched Digital Video with
Local Ad Insertion
Control Interface
Video Transport Interface
Scheduled Programming
Live Feed
EdgeQAM
C-COR Advertising
Manager (SkyVision )
C-COR On Demand
Global Session and
Resource Manager
(nABLE)
Splicer
Set - top Box

Meeting the demands of an on demand world.
Cable IPTV
Control Interface
Video Transport Interface
Scheduled Programming
Live Feed
C-COR PCMM
Policy Service Manager
M-CMTS
C-COR On Demand
Global Session and
Resource Manager
(nABLE)
IP STB
PC

Meeting the demands of an on demand world.
Management Solutions for the On Demand World
•
Deliver solutions that enhance customer revenues
and manage operating expenses
while providing
outstanding customer service
–
Enhance the top-line using VOD, Ad Insertion,
and Bandwidth On Demand
–
Improve the bottom line
by using Fulfillment,
Assurance, and Workforce
•
Simplify complex delivery and manage advanced
services with open architecture and interoperable
software solutions
•
Replace silos with comprehensive, scalable, and
reliable solutions that provide maximum visibility
into content, workforce, and infrastructure

C-COR Meeting the demands of an on demand world.

Full Suite of OSS Solutions

Service Assurance
• Health/Status
• Capacity Management
Policy Management
• Bandwidth Management
• Quality of Service
Workforce Management
• Dispatch / Management
• Support/Tools

Service Assurance: Proactive management of the entire service delivery infrastructure

- Delivers the only network management "triple-play-visibility, analysis and control"
- Reduces cost and complexity of standards based HFC networks
- Speeds deployment of IP services in cable networks

Workforce Management: Maximizing the potential of your mobile workforce

- Suite of field service management applications
- Assists network operators save on operating expenses by reduction of technicians and service calls

Policy Management: Intelligent service and subscriber management

- Allows effective network management
- Provides dynamic, on demand bandwidth management for multimedia applications (VOD, gaming, VoIP, etc) and quality of service
- CableLabs certified

35

Meeting the demands of an on demand world.
OSS Cost Saving Targets
Mobile Workforce Manager™
Save $6.48 per Subscriber
NSM
Save $2.86 per Subscriber
CableEdge
®
Save $2.40 per Subscriber
Policy Service Manager™
Save $12.41 per Subscriber
C-COR OSS = Subs
C-COR OSS =    Revenues
C-COR OSS =    Bandwidth
C-COR OSS =    Uptime
• Increase Quota/Customer
satisfaction
• Reduce Overtime/Customer Churn,
CSR calls, Work Order Routing,
Truck Rolls, Repeat Trouble Calls
• Improved outage prevention,
detection and management
• Automated CSR tools and
service level management
• Faster, more accurate resolution of
customer problems
• Superior assessment of CM / MTA
working accurately at installation
• Add 33% more Subs on same
DOCSIS channel with Reverse QoS
• Raise ARPU by adding new
Revenue Generating Services

Meeting the demands of an on demand world.
Network Services Supports and Leverages Rest of the
Business
Comprehensive Broadband Services Provider
BU
Support
Services
Bundled
Service
Solutions
Revenue
Generator
• 400+ employees •
• 250 vehicles •
• Primarily project oriented implementation resources •
• Domestic focus •
• Effective at bundled construction •

Meeting the demands of an on demand world.
Network Services Offerings
Outside Plant
Services
•
Highly skilled
broadband technicians
– one of largest in
broadband industry
Description
Services
•
System sweep
•
Plant hardening
•
Return path activation
•
Cable testing
•
Ingress mitigation
•
Cable repair
•
Node certification
•
System maintenance
•
Noise power ratio testing
•
Contract service calls
•
Fiber splicing
•
Project management/QA
•
Construction Services
•
Training
Network Design
and Engineering
Outsourced
Operational
Services and FSO
Network
Integration
•
Team of specialized
RF, data, and
telephony technicians
•
Support headend
products and
integrated systems
•
Short term / long term
operational support
•
Outsourcing services
of day-to-day field
operations functions of
telecommunications
network operators
•
“Braintrust” of network
design experience
•
Team of highly-trained,
experienced and
established
professionals
•
Design
•
Certification
•
Installation
•
Documentation
•
Activation
•
Local training
•
CMTS and DWDM
installation
•
SONET installation
•
End-user installation
functions
•
Headend operations
functions
•
Service call functions
•
Operational data
collection and
dispersion
•
Preventative
maintenance
•
Local training
•
Construction
Management
•
Quality assurance
management
•
Walkout
•
Design and drafting
•
Strand digitizing
•
Data archiving
•
Project management
(on clients’ behalf)
•
Engineering
consultation

Income Statement Highlights ($M, Except EPS)
1
Adjustments to exclude certain items not reflected in First Call analyst estimates to improve comparability of reported results with non-GAAP First Call numbers:
1H-FY06 1H-FY07
Stock Comp Expense $  0.05 $  0.04
Amortization of Intangibles $  0.06 $  0.03
Restructuring Charges $  0.04 $  0.02
Asset Impairment/Disposition $  0.11 $  0.01
$  0.26 $  0.10
1H - FY06 1H - FY07
Net Sales 130.2 $     149.7 $      15%
Gross Margin 36.5 $       57.5 $        58%
28.0% 38.4%
S,G&A / R&D
55.9 $       46.8 $        16%
Net Income
(30.5) $      7.4 $
EPS - Diluted (0.64) $      0.15 $
1
Adjustments to EPS
0.26 $       0.10 $
1
Adjusted (non-GAAP) EPS
(0.38) $      0.25 $

Meeting the demands of an on demand world.

Backlog
Book to Bill Ratio

25 0
Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06
Book to Bill 3.86 1.24 1.51 1.35 1.33 0.88 1.34 1.52
Backlog 27.2 30.1 35.5 41.8 45.4 46.6* 50.9 59.2
30
40
50
4.0
3.5
2.0
1.0
60
45
35
55
Solutions Backlog Growth
*Reporting change made in  June 2006 to include all firm orders on backlog; previous figures excluded backlog beyond 12 months

Solutions
   ($59.2)
  Access
Products
($34.5)
Services
  ($23.6)
Financial Facts
Liquidity at 12/29/06
Cash & Equivalents $ 64.3
Marketable Securities $ 10.2
$ 74.5
1H – FY07
Cash Generated by Operations $ 13.4
EBITDA $14.5
(Includes $2M of Stock Comp Expense)
Tax Position
Federal NOL’s at 6/30/06 $ 121.1
Taxable Income (US) 1H – FY07 $   11.7
Federal NOL’s at 12/29/06 $ 109.4
1H – FY07
Pre-Tax Income $     9.1
Tax Expense $     1.7
Tax Rate 19%
Convertible Debt
$35M in Convertible Notes
3.5% Coupon Rate
Convertible at $12.33 into 2.8M shares
Due 12/31/09
Callable 01/01/08
EPS Impact (Q2) Shares EPS
Basic 48,248 $ .12
Diluted 52,031 $ .12
Record Backlog at 12/29/06
Solutions:
Next 12 Months $ 43.7
Beyond 12 Months $ 15.5
$ 59.2
$117.3M

Meeting the demands of an on demand world.
C-COR Summary
•
Global leader building upon 50 years of experience
–
Proven ability to make strategic moves
–
Positioned for next 5+ years of IP service roll-out
–
Quality Broadband Access products that provide required
bandwidth for an all on-demand world.
–
Deliver On Demand and OSS solutions that enhance customer
revenues and improve the bottom line.
Meeting the demands of an on demand world.

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Meeting the demands of an on demand world.
KDC
DOCSIS®
Management
On Demand
Solutions
Service
Assurance
Policy
Management
Workforce
Management
IP Transport
Global Services
Quality of Service
Provisioning
Workflow
PacketCable™
Provisioning
Digital Ad Insertion